Exhibit 31.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Salesh Balak, certify that:

1.	I have reviewed this report on Form 10-K/A of Universal Biosensors, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2020

/s/ Salesh Balak
Salesh Balak
Interim Principal Executive Officer
Universal Biosensors, Inc.